EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Vasomedical, Inc. and subsidiaries ("the Company") on Form 10-Q for the period ended February 28, 2010, as filed with the Securities and Exchange Commission on the date hereof ("the Report"), I, Jun Ma, as President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to  906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Jun Ma
Jun Ma
President & Chief Executive Officer
Date: April 14, 2010

EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Vasomedical, Inc. and subsidiaries ("the Company") on Form 10-Q for the period ended February 28, 2010, as filed with the Securities and Exchange Commission on the date hereof ("the Report"), I, Tarachand Singh, as Chief Financial Officer and Secretary of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Tarachand Singh
Tarachand Singh
Chief Financial Officer
Dated: April 14, 2010